LOAN RECEIVABLE	12 Months Ended
Mar. 31, 2022
Disclosure Of Loan Receivable [Abstract]
LOAN RECEIVABLE [Text Block]

5. LOAN RECEIVABLE

In March 2022, a loan was advanced to a third party, who is an insignificant shareholder of the Company and not an insider nor an employee of the Company, earning 6% interest per annum, calculated and payable monthly. The loan is secured by mortgages against property held by the borrower. The maturity date is July 1, 2022 with the borrower having the option to extend the maturity date for an additional three months. Should the option be exercised, the interest rate for the additional three months becomes 8% per annum, calculated and payable monthly.